UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 Date of report
                (Date of earliest event reported): March 7, 2005
                                                   -------------


                           OCWEN FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Florida                       1-13219                  65-0039856
----------------------------          ------------           ------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)


                     The Forum, Suite 1000
   1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida      33401
   ---------------------------------------------------------    ----------
            (Address of principal executive office)             (Zip Code)


       Registrant's telephone number, including area code: (561) 682-8000
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01    Entry into a Material Definitive Agreement

On March 7, 2005, the Board of Directors of the Company adopted a Deferral Plan for Directors (the "Plan") effective May 17, 2005 to provide the Directors with the opportunity to defer the receipt of all or a portion of their stock-based compensation. The Plan permits each Director to make an annual election to defer the receipt of all or any portion of his or her stock based compensation for the following year. The compensation will be paid to the Director in a single lump sum payment as of the date previously specified by the Director in the respective deferral election. At least 30 days prior to payment under the Plan, the Director must elect whether to receive such payment in the form of cash or shares of the Company's common stock. The Plan will first be available to the Directors for the service year beginning in May 2005.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       OCWEN FINANCIAL CORPORATION
                                       ---------------------------
                                       (Registrant)


                                       By: /s/ WILLIAM C. ERBEY
                                           -------------------------------------
                                           William C. Erbey,
                                           Chief Executive Officer

Date: March 9, 2005